SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                             February 8, 2000
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                     (Date of earliest event reported)


                          Trans World Gaming Corp.
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            (Exact name of registrant as specified in its charter)


        Nevada                       0-25244                  13-3738518
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(State or other jurisdiction (Commission File Number)   (IRS Employer
 of incorporation)                                        Identification No.)


 545 Fifth Avenue, Suite 940, New York, New York                      10017
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(Address of principal executive offices)                            (Zip Code)


                               (212) 983-3355
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              (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

                               Page 1 of 3
                    Exhibit Index appears on Page 2



ITEM 5.	Other Events
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        On February 8, 2000, the Registrant accepted the resignation of Mr.
        Stanley Kohlenberg, the Registrant's Chairman of the Board. Mr. Kohlenberg's resignation was due to personal reasons; (see Exhibit 99.1).


ITEM 7.	Exhibits
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        Exhibit Number                          Description
        --------------                          -----------

        99.1                            Letter of Resignation from Stanley
                                        Kohlenberg dated February 8, 2000.










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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TRANS WORLD GAMING CORP.



Date: February 15, 2000                 By: /s/ Rami S. Ramadan
                                            ----------------------------
                                            Rami S. Ramadan
                                            Chief Executive Officer









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